Quarterly Holdings Report
for
Fidelity® Intermediate Government Income Fund
November 30, 2022
SLM-NPRT1-0123
1.809098.118
U.S. Government and Government Agency Obligations - 89.4%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Government Agency Obligations - 0.6%
Fannie Mae 0.625% 4/22/25	375	343
Freddie Mac 4% 11/25/24	1,700	1,676
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		2,019
U.S. Treasury Obligations - 88.3%
U.S. Treasury Bonds:
3% 8/15/52	680	582
3.25% 5/15/42	600	539
3.375% 8/15/42	1,100	1,006
U.S. Treasury Notes:
0.25% 7/31/25	23,839	21,528
0.25% 9/30/25	1,660	1,494
0.25% 10/31/25	3,300	2,958
0.375% 4/30/25	2,186	1,996
0.375% 12/31/25	4,210	3,769
0.5% 11/30/23	12,100	11,600
0.75% 8/31/26	6,800	6,039
0.875% 9/30/26	10,000	8,908
1.125% 8/31/28 (b)	68,556	59,118
1.25% 12/31/26	4,939	4,443
1.25% 9/30/28	580	503
1.5% 9/30/24	4,297	4,076
1.5% 1/31/27	5,049	4,582
1.75% 7/31/24	220	210
1.875% 2/28/27	5,600	5,157
2% 8/15/25 (b)	39,301	37,152
2.125% 7/31/24	5,667	5,449
2.125% 5/15/25 (b)(c)	593	564
2.25% 4/30/24	11,454	11,083
2.25% 12/31/24	807	774
2.25% 3/31/26	3,325	3,144
2.5% 2/28/26	9,441	8,997
2.625% 6/30/23	11,432	11,302
2.625% 7/31/29	600	560
2.75% 2/15/24	18,257	17,852
2.75% 6/30/25	2,770	2,677
2.75% 7/31/27	4,200	4,002
2.75% 5/31/29	2,897	2,725
2.75% 8/15/32	16,153	14,962
2.875% 11/30/25	8,513	8,226
2.875% 4/30/29	600	569
2.875% 5/15/32	3,160	2,962
3.125% 11/15/28	9,210	8,867
3.875% 11/30/29	2,940	2,966
4% 10/31/29	8,000	8,121
4.375% 10/31/24	1,600	1,600
TOTAL U.S. TREASURY OBLIGATIONS		293,062
Other Government Related - 0.5%
Private Export Funding Corp. Secured 1.75% 11/15/24	1,640	1,543
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $319,718)		296,624

U.S. Government Agency - Mortgage Securities - 10.2%
	Principal Amount (a) (000s)	Value ($) (000s)
Fannie Mae - 3.2%
1.5% 11/1/40 to 11/1/41	3,239	2,644
2.5% 11/1/36 to 12/1/51	2,844	2,477
3% 11/1/34 to 2/1/52	1,253	1,169
3.5% 11/1/51 to 3/1/52	4,042	3,719
5% 11/1/52	499	504
TOTAL FANNIE MAE		10,513
Freddie Mac - 1.8%
1.5% 12/1/40 to 4/1/41	888	727
2.5% 5/1/41 to 12/1/51	1,775	1,558
3% 9/1/34	399	380
3.5% 5/1/51 to 3/1/52	2,591	2,389
5% 11/1/52 to 12/1/52	1,000	1,009
TOTAL FREDDIE MAC		6,063
Ginnie Mae - 1.8%
2% 12/1/52 (d)	150	127
2% 12/1/52 (d)	250	212
2% 12/1/52 (d)	2,150	1,826
2% 12/1/52 (d)	50	42
2% 12/1/52 (d)	100	85
2% 12/1/52 (d)	100	85
2% 12/1/52 (d)	250	212
2% 12/1/52 (d)	750	637
2% 1/1/53 (d)	950	807
2% 1/1/53 (d)	300	255
2% 1/1/53 (d)	325	276
2% 1/1/53 (d)	50	42
2% 1/1/53 (d)	450	382
2% 1/1/53 (d)	300	255
2% 1/1/53 (d)	250	212
3.5% 11/20/50	487	456
TOTAL GINNIE MAE		5,911
Uniform Mortgage Backed Securities - 3.4%
2% 12/1/52 (d)	50	41
2% 12/1/52 (d)	50	41
2% 12/1/52 (d)	50	41
2% 12/1/52 (d)	50	41
2% 12/1/52 (d)	25	21
2% 12/1/52 (d)	25	21
2% 12/1/52 (d)	25	21
2% 12/1/52 (d)	75	62
2% 12/1/52 (d)	50	41
2.5% 12/1/37 (d)	600	554
2.5% 12/1/37 (d)	600	554
3% 12/1/52 (d)	800	708
3% 12/1/52 (d)	1,750	1,549
3% 12/1/52 (d)	1,200	1,062
3.5% 12/1/52 (d)	400	367
3.5% 12/1/52 (d)	250	229
3.5% 12/1/52 (d)	150	137
3.5% 1/1/53 (d)	100	92
4% 12/1/52 (d)	1,400	1,325
4.5% 12/1/52 (d)	450	438
4.5% 12/1/52 (d)	450	438
4.5% 1/1/53 (d)	400	389
5% 12/1/52 (d)	1,650	1,643
5% 12/1/52 (d)	850	846
5% 12/1/52 (d)	550	548
5% 12/1/52 (d)	150	149
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		11,358
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $35,301)		33,845

Commercial Mortgage Securities - 0.2%
	Principal Amount (a) (000s)	Value ($) (000s)
Freddie Mac:
sequential payer Series 2022-K142 Class A2, 2.4% 3/25/32	700	595
Series 2022-K150 Class A2, 3.71% 11/25/32	200	188
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $773)		783

Foreign Government and Government Agency Obligations - 3.6%
	Principal Amount (a) (000s)	Value ($) (000s)
Israeli State:
(guaranteed by U.S. Government through Agency for International Development) 5.5% 12/4/23	10,710	10,775
5.5% 4/26/24	1,100	1,111
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,995)		11,886

Money Market Funds - 2.5%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (e) (Cost $8,235)	8,233,828	8,235

TOTAL INVESTMENT IN SECURITIES - 105.9% (Cost $376,022)	351,373
NET OTHER ASSETS (LIABILITIES) - (5.9)%	(19,669)
NET ASSETS - 100.0%	331,704

TBA Sale Commitments
	Principal Amount (a) (000s)	Value ($) (000s)
Ginnie Mae
2% 12/1/52	(950)	(807)
2% 12/1/52	(300)	(255)
2% 12/1/52	(325)	(276)
2% 12/1/52	(450)	(382)
2% 12/1/52	(100)	(85)
2% 12/1/52	(750)	(637)
2% 12/1/52	(250)	(212)
2% 12/1/52	(300)	(255)
2% 12/1/52	(250)	(212)

TOTAL GINNIE MAE		(3,121)

Uniform Mortgage Backed Securities
2% 12/1/52	(250)	(206)
2% 12/1/52	(25)	(21)
2% 12/1/52	(75)	(62)
2% 12/1/52	(50)	(41)
2.5% 12/1/37	(600)	(554)
2.5% 12/1/37	(600)	(554)
3% 12/1/52	(3,750)	(3,320)
3.5% 12/1/52	(100)	(92)
4% 12/1/52	(100)	(95)
4.5% 12/1/52	(400)	(389)
5% 12/1/52	(300)	(299)
5% 12/1/52	(700)	(697)
5% 12/1/52	(500)	(498)
5% 12/1/52	(550)	(548)
5% 12/1/52	(150)	(149)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(7,525)

TOTAL TBA SALE COMMITMENTS (Proceeds $10,425)		(10,646)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	20	Mar 2023	2,270	18	18
CBOT 2-Year U.S. Treasury Note Contracts (United States)	160	Mar 2023	32,858	81	81
CBOT 5-Year U.S. Treasury Note Contracts (United States)	109	Mar 2023	11,834	71	71

TOTAL PURCHASED					170

Sold

Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	41	Mar 2023	5,207	(44)	(44)

TOTAL FUTURES CONTRACTS					126
The notional amount of futures purchased as a percentage of Net Assets is 14.2%
The notional amount of futures sold as a percentage of Net Assets is 1.6%

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)(2)	Value ($) (000s)	Upfront Premium Received/ (Paid) ($) (000s)(3)	Unrealized Appreciation/ (Depreciation) ($) (000s)
2.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Dec 2029	27	0	0	0
TOTAL INTEREST RATE SWAPS							0	0	0

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $285,000.
(c)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $10,000.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	17,468	14,295	23,528	103	-	-	8,235	0.0%
Fidelity Securities Lending Cash Central Fund 3.86%	17,759	60,204	77,963	4	-	-	-	0.0%
Total	35,227	74,499	101,491	107	-	-	8,235

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Government and Government Agency Obligations and Foreign Government and Government Agency Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. U.S. Government Agency - Mortgage Securities and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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